Road Show Presentation

Arpeggio is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing
Arpeggio's securities, regarding its merger with Hill International, Inc., as described in the Current Report on Form 8-K filed by
Arpeggio on December 5, 2005.  This slide show is  being distributed to attendees of these presentations.

Earlybirdcapital, Inc. (“EBC”), the managing underwriter of Arpeggio’s initial public offering (“IPO”) consummated in June 2004, is assisting Arpeggio in these efforts without  charge, other than the reimbursement of its out-of-pocket expenses. Arpeggio and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Arpeggio’s stockholders to be held to approve the merger.

Stockholders of Arpeggio and other interested persons are advised to read, when available, Arpeggio’s preliminary proxy statement and definitive proxy statement in connection with Arpeggio’s solicitation of proxies for the special meeting because these proxy statements will contain important information.  Such persons can also read Arpeggio’s final prospectus, dated June 24, 2004, for a description of the security holdings of the Arpeggio officers and directors and of EBC and their respective interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s Internet site ( http://www.sec.gov).

MERGER OF

ARPEGGIO ACQUISITION CORPORATION

(APGO, APGOW, APGOU)

&

HILL INTERNATIONAL, INC.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, about Arpeggio, Hill and their combined business after completion of the proposed acquisition.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Arpeggio’s and Hill’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews;
inquiries and investigations and related litigation; continued compliance with government regulations;
legislation or regulatory environments, requirements or changes adversely affecting the businesses in which
Hill is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of project management and construction claims consulting services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Arpeggio’s filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended September 30, 2005.  The information set forth herein should be read in light of such risks.  Neither
Arpeggio nor Hill assumes any obligation to update the information contained in this presentation.

Business:         One of the worldwide leaders in construction project
                                                          management and claims consulting

                                                              Construction project management (82% of revenue)

                                                              Construction claims consulting (18% of revenue)

Founded:                 1976 by current CEO Irvin Richter

Locations:              Marlton, NJ (HQ) & 20 other offices in 10 countries

Employees:            771 (including 16 independent contractors)

Listing(1) :         OTCBB: APGOU, APGO, APGOW

(1) Combined entity to seek Nasdaq listing upon closing

Hill International Overview

Fiscal Year Ending 12/31	EBIT	Contingent Shares
2006	$ 9.9 million	2.3 million
2007	$13.5 million	2.3 million
2008	$18.4 million	1.0 million
2009	$24.9 million	1.0 million

Arpeggio will issue 14.5 million shares to Hill shareholders, representing 63.6%
ownership in the combined entity

Over the next 4 years, Hill shareholders may earn an additional 6.6 million shares (for a total consideration of 21.1 million shares) if certain EBIT targets are met

Lock up agreements in place (December 31, 2007 for Hill’s major shareholders)

Employment agreements with key members of senior management

Will seek Nasdaq listing upon closing

Hill’s current shareholders nominate 5 of 7 Board members

Motivation to merge:

Growth capital / Acquisitions

Retire debt / Improve balance sheet

Elevate profile within the industry

Attract and retain high quality professionals

The Transaction

Attractive Valuation

Lower EBITDA & EBIT multiples than peer group
average (1) (2)

Higher growth profile

Better quality business (higher return on capital)

Lower risk profile (fee-based model vs. GMP model)

Larger backlog relative to revenue

(1)

Peers included in this analysis are Jacobs Engineering Group Inc., Washington Group International Inc.,
Fluor Corp., Shaw Group Inc. and Tetra Tech inc.

(2)

Based on Arpeggio’s liquidation value of approximately $5.45 per share

Project Management Group

Approximately 82% of net revenue in 2005 (1)

18th ranked overall and largest independent construction
management-for-fee firm in the U.S (per ENR – Engineering News
Record)

Managed more than 1,000 projects worth $100+ billion

Manages all phases of the construction process from pre-design through completion

program management

project management

troubled project turnaround

estimating and cost management

project labor agreements

Fee-based consulting model mitigates risk compared to GMP
(guaranteed maximum price) model

Unlike general contractors that risk cost overruns, Hill’s for fee structure eliminates project completion or price risks

(1) Based on first three quarters of 2005

Project Management Highlights

Project Name:

U.S. Supreme Court Building

Location:

Washing, DC USA

Client

Architect of the Capital

Service:

Construction Management

Project Value:

$122,000,000

Hill is providing a full range of construction management services for the modernization of the United States Supreme Court Building involving design, procurement and construction phase support.
The project involves the construction of a new underground annex as well as the complete renovation and modernization throughout the historic Court Building.

Project Name:

The Palm Jumeirah

Location:

Dubai, UAE

Client

Nakheel Corporation

Service:

Program Management

Project Value:

$1,500,000,000

Hill managed the reclamation of The Palm Jumeirah, one of three artificial islands planned in the Arabian Gulf off the coast of Dubai,
UAE.  Hill is currently managing construction of 1,300 villas on the island’s “fronds.”  The “trunk” of the island provides public entertainment, amusement, shopping, dining and some residential facilities while the fronds are dedicated to upscale housing.

Project Name:

Comcast Center

Location:

Philadelphia, PA, USA

Client

Liberty Property Trust

Service:

Project Management

Project Value:

$220,000,000

Hill is providing management services on this 57-story skyscraper, designed by Robert A.M. Stern which will include 1.3 million square feet of Class AA office space and 40,000 square feet of retail space.  Upon completion, the project will be the tallest building in
Philadelphia, which features a dramatic 110-foot high winter garden, two-story glass café, 15 atrium floors and a four-story sky garden situated 735 feet above the public plaza.

Project Name:

World Trade Center – Transportation Hub

Location:

New York, NY, USA

Client

Port Authority of New York & New Jersey

Service:

Project Management

Project Value:

$3,100,000,000

Hill is providing program management services in connection with the planning, design and construction of the new World Trade
Center Transportation Hub, including the new permanent PATH
Terminal which is expected to cost $2.5 billion.  Hill provided similar services in connection with the $566 million temporary
PATH station.

Project Management Highlights

Construction Claims Group

Approximately 18% of net revenue in 2005 (1)

One of the largest and best known construction claims consulting firms in the world, having helped resolve over 5,000 disputes valued in excess of $50 billion

Full spectrum of construction dispute resolution services:

claims consulting

litigation support

expert witness testimony

cost and damages assessment

delay and disruption analysis

Clients are typically billed based on an hourly rate for each consultant assigned

Major construction claims clients have included:

General Electric

Honeywell

Abu Dhabi Public Works Department

Bechtel Corporation

Channel Tunnel connecting the United Kingdom and France

Petronas Twin Towers in Kuala Lumpur, Malaysia

(1) Based on first three quarters of 2005

Wide Base of Clients

Corporate, Government, Non-Profits

Geographic Diversity

U.S.

Middle East

Europe

Revenue Breakdown

2005 YTD Revenues by Location

Significant growth in sales, backlog and profitability

Accelerating revenue growth

Backlog growth

Operating margin expansion

Limited geographic presence creates high opportunity for
growth

Revenue visibility

High barriers to entry create sustainable competitive advantage / High return on capital business

Favorable industry dynamics

Experienced acquirer with focused acquisition strategy

Seasoned management team

Attractive valuation

Investment Considerations

70
60
50
40
30
20
10
0
37.8
48.1
56.1
63.0
47.0
59.2
64.7
2001
2002
2003
2004
Q1-3 2004
Q1-3 2005
Q1-3 2006E

✓
✓
✓
✓

Accelerating Net Revenue Growth

26%

18%

Backlog points to sustainable future growth

Recent growth achieved in poor construction market

Fragmented market with many small players

Limited geographic presence creates high opportunity for growth

Based on existing firm
backlog only. Net
Revenue likely to be
higher – see slide 15

Numbers in US$ millions

These numbers were obtained using private company accounting, are unaudited and subject to change

300
250
200
150
100
50
0
57
117
201
256
295
EOY2001
EOY 2002
EOY2003
EOY2004
Oct-05

Total Backlog Increased at 50% CAGR

Over the Last 4 Years

As of October 31, 2005, the expected next 12-month net revenue from existing backlog is $86 million

Numbers in US$ millions

These numbers were obtained using private company accounting, are unaudited and subject to change

12 Month Backlog at the Beginning of Period
Net Revenue for following 12 Month
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Nov-05

Revenue Visibility

Much of the company’s revenue is tied to contracts that generally have terms of 3-5 years, with some as long as 7-10 years. The long-term and predictable nature of these contracts provides a stable base of recurring revenue and provides increased visibility of future earnings

First nine
months of
2005 ONLY

Numbers in US$ millions

These numbers were obtained using private company accounting, are unaudited and subject to change

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.6%
4.4%
4.5%
4.3%
9.7%
2002
2003
2004
Q1 - Q3 2004
Q1 - Q3 2005

Margin Expansion

(EBIT margins - % of Net Revenues)

Lower margins until 2004 due to significant expenses to develop international infrastructure

Few investments required going forward

Margin increase in first three quarters of 2005 reflects this operating leverage

These numbers were obtained using private company accounting, are unaudited and subject to change

High Barriers to Entry

Compete on reputation and past experience

Long lasting relationships lead to repeat business

Complex projects require specialized expertise

Snowball effect (success on high profile projects attracts higher profile work)

High ROIC business

Hill is well positioned because of

30 years of experience with track record of success

Experience on high profile projects

$295 million backlog as of October 31, 2005

Independent status eliminates conflict-of-interest concerns

Expertise from the claims business

Favorable Industry Dynamics

Positive long-term capital spending trends

Energy, power, chemicals, civil infrastructure, government service

Growing demand for construction services

Trend towards outsourcing by non-specialist building owners

Owners can reduce costs/risk/delays

Program/Construction management fees were up from $5.9 billion to
$6.7 billion from 2003 to 2004

World events

$286.5 billion U.S. Transportation Bill

Gulf Coast reconstruction

Iraq reconstruction

Afghanistan reconstruction

Experienced Acquirer With Focused Strategy

U.S. acquisitions to round out domestic presence

Target smaller companies without access to other capital sources

Limited infrastructure expenses required as the business grows organically and through acquisitions

Recent acquisitions include:

1998: Citadel Engineering & Construction Consultants, L.L.C.

           (3 employees/$0.5 million annual revenue/construction claims)

2000:  Kueny and Doyle Construction Consulting, Inc.

           (3 employees/$0.5 million annual revenue/project management)

2001: Transportation Construction Services, Inc.

          (30 employees/$6 million annual revenue/project management)

2002: Day & Zimmerman Public Buildings Group

          (6 employees/$1 million annual revenue/project management)

2005: MapleConsult

          (5 employees/$1 million annual revenue/construction claims)

2005: Pickavance Consulting (pending)

          (17 employees/$2 million annual revenue/construction claims)

Experienced Management Team

Irvin Richter, F.CMAA, Chairman & Chief Executive Officer (60)

Founded Hill International in 1976

Expert in the field of construction contracts and claims. Involved in many complex, high-profile construction projects including the Channel Tunnel, EPCOT and Petronas Twin Towers.

B.A. in Government from Wesleyan University and J.D. from Rutgers University School of Law at Camden.

David Richter, President & Chief Operating Officer (39)

Management responsibility for all of Hill’s business operations

Prior to his current position, Mr. Richter was President of Hill’s Project Management Group for three years and prior to that he was the Company’s General Counsel for six years.

B.S. in Management, B.S.E. in Civil Engineering and J.D. from the University of Pennsylvania.

Raouf Ghali, President, Project Management Group (International) (44)

18 years of domestic and international experience in construction management, project cost control, financial analysis, planning and scheduling.

Prior to joining Hill, Mr. Ghali worked with EuroDisney.

B.S. degree Business Administration/Economics and M.S. in Business Organizational Management from the
University of LaVerne

Frederic Samelian, PMP, President, Construction Claims Group (58)

Prior to joining Hill, founder and Partner with CONEX International, a construction dispute resolution firm. Prior to that, he was a Director with PricewaterhouseCoopers LLP where he managed their construction claims consulting practice in Southern California.

B.A. in International Affairs from George Washington University, and M.B.A. from Southern Illinois University.

Ronald Emma, CPA, Senior Vice President of Finance (54)

Prior to joining Hill in 1980, Mr. Emma was the Assistant Controller of General Energy Resources Inc., a
holding company for seven mechanical contracting companies specializing in power piping, and Staff
Accountant with Haskins & Sells.

B.S. in Accounting from St. Joseph's University. He is a Certified Public Accountant, certified by the State of
New Jersey.

FINANCIAL HIGHLIGHTS

ALL OF THE FOLLOWING FINANCIAL STATEMENTS ARE UNAUDITED AND
WERE PREPARED BY HILL INTERNATIONAL, INC., AS A PRIVATE COMPANY,
IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION S-X

Income Statement

Fiscal year ending on or about December 31 – Numbers in US$ Millions

These numbers were obtained using private company accounting, are unaudited and subject to change

(1) Non-recurring adjustments related to litigation, restructuring and discontinued operations

2002

2003

2004

Q1-3 2004

Q1-3 2005

Total Revenue

73.1

78.7

84.1

61.2

80.5

Reimbursable Expenses

25.0

22.6

21.1

14.3

21.3

Net Revenue

48.1

56.1

63.0

47.0

59.2

Direct Expenses

23.9

29.0

34.4

25.6

31.6

Gross Profit

24.2

27.1

28.7

21.3

27.5

Gross Margin

50.3%

48.3%

45.5%

45.4%

46.5%

SG&A

20.9

24.2

26.6

19.6

21.9

Adjustments

(1)

(0.9)

(0.8)

(1.2)

(0.9)

(0.2)

Equity in Earnings of Affiliate

-

-

(0.5)

-

(0.6)

EBITDA

4.2

3.7

3.7

2.6

6.4

Depreciation

0.7

0.7

0.7

0.5

0.5

Amortization of Goodwill

0.8

0.5

0.2

0.1

0.1

EBIT

2.7

2.5

2.8

2.0

5.7

EBIT Margin

5.6%

4.4%

4.5%

4.3%

9.7%

2002	2003	2004	9/30/05
Assets				
Cash & Cash Equivalents	0.1	1.4	0.8	(0.3)
Accounts Receivable, Net	17.5	19.7	22.3	29.4
Prepaid Exp & Other Current Assets	0.6	0.8	2.5	2.0
Total Current Assets	18.1	21.9	25.7	31.1
Property & Equipment, net	2.8	2.6	2.6	2.7
Cash – Restricted	0.3	1.1	3.4	4.0
Other Assets	1.4	1.2	1.3	1.3
Total Assets	22.6	26.8	32.9	39.0
Liabilities & Shareholder's Equity				
Current Liabilities				
Current Portion LTD & Capital Leases	1.0	0.7	1.2	0.4
Accounts Payable	5.2	4.9	6.4	6.5
Accrued Expenses	3.0	3.2	4.8	7.2
Retainage & Other Current Liabilities	6.1	5.7	8.2	10.3
Total Current Liabilities	15.2	14.4	20.7	24.4
Long-Term Debt & Capital Leases	4.2	9.3	9.6	9.0
Defererred Liabilities & Other	0.4	0.6	0.6	0.6
Total Liabilities	19.8	24.4	30.8	34.0
Total Shareholders' Equity	2.8	2.5	2.0	5.0
Liabilities & Shareholders' Equity	22.6	26.8	32.9	39.0

* Numbers may not foot due to rounding.

Balance Sheet

Fiscal year ending on or about December 31 – Numbers in US$ Millions

These numbers were obtained using private company accounting, are unaudited and subject to change

Significant growth in sales, backlog and profitability

Accelerating revenue growth

Backlog growth

Operating margin expansion

Limited geographic presence creates high opportunity for
growth

Revenue visibility

Favorable industry dynamics

Experienced acquirer with focused acquisition strategy

High barriers to entry create sustainable competitive advantage

Seasoned management team

Attractive valuation

Investment Conclusions

SAMPLE PROJECTS

Commercial Office Buildings

Project Name:

The Financial Centre, Bahrain Financial Harbour

Location:

Manama, Bahrain

Client:

Bahrain Financial Harbour Holding Company, B.S.C.

Service:

Project Management Oversight

Project Value:

$250,000,000

Hill is providing project management oversight services for the design and construction of The Financial Centre at Bahrain Financial Harbour (BFH).  BFH is a
master-planned integrated financial community on prime seafront property in
Manama, Kingdom of Bahrain with a diverse range of commercial, residential and leisure components.

Project Name:

Comcast Center

Location:

Philadelphia, PA, USA

Client:

Liberty Property Trust.

Service:

Project Management

Project Value:

$220,000,000

Hill is providing management services on this 57-story skyscraper, designed by
Robert A.M. Stern which will include 1.3 million square feet of Class AA office space and 40,000 square feet of retail space.  Upon completion, the project will be the tallest building in Philadelphia, which features a dramatic 110-foot high winter garden, two-story glass café, 15 atrium floors and a four-story sky garden situated
735 feet above the public plaza.

Project Name:

Navigation Tower

Location:

Doha, Qatar

Client:

Qatar Navigation (Q.S.C.)

Service:

Project Management

Project Value:

$90,000,000

Hill is providing Design Review and Project Management Services for the 52-
story, 220-meter high-rise which will house the corporate headquarters of Qatar
Navigation.  The total built-up area of the tower will be 117,000 square meters and will include a six-story parking garage with space for up to 1,700 vehicles.

Commercial Office Buildings

Project Name:

Merck, Various Manufacturing Facilities

Location:

USA, Singapore, Ireland, UK

Client:

Merck & Co., Inc.

Service:

Construction Management Support Services

Project Value:

Multiple Projects valued in excess of $1 Billion

Hill is providing professional project support services to Merck & Co., one of the leading pharmaceutical research and manufacturing firms in the world.  Hill assists Merck in implementing all phases of its multi-billion dollar annual capital program through the expertise of our staff of contract administrators, material and equipment purchasing analysts, expeditors, project controls specialists, claims analysts, and construction contract auditors.

Residential Buildings

Project Name:

Dubai Tower

Location:

Doha Corniche, Qatar

Client:

Dubai International Properties

Service:

Project Management

Project Value:

$200,000,000

Hill is providing management services for the construction of the 80-
story Dubai Tower in Doha.  The state of the art skyscraper reaches
445 meters to the top of the mast and is situated overlooking West Bay
Doha, State of Qatar.  The development contains world class retail outlets, offices, hotel, serviced apartments and residential units and is envisioned to be the premier address in Doha.

Project Name:

Al Durrah Tower

Location:

Dubai, UAE

Client:

H.E. Sheikh Mohamed bin Butti Al Hamid

Service:

Project Management

Project Value:

$140,000,000

Hill is providing project management services on the new 76-story, 360-
meter tower located adjacent to the Fairmont Hotel on Sheikh Zayed
Highway. The residential, commercial and retail complex includes a total built-up area of more than 130,000 square meters.

Educational Facilities

Project Name:

Various School Construction and

Renovation Projects

Location:

Mercer and Burlington Counties, NJ, USA

Client:

New Jersey School Construction Corp.

Service:

Program Management

Project Value:

$350,000,000

Hill is providing project and construction management services on 17 school construction and renovation projects in 7 regional school districts throughout central and southern New Jersey.  The assignment is one of 10 regional contracts awarded throughout the state.

Project Name:

Bucharest Educational Infrastructure

Rehabilitation Program

Location:

Bucharest, Romania

Client:

Bucharest Municipality

Service:

Project Management

Project Value:

$147,000,000

Hill is providing management services for the Bucharest Educational
Infrastructure Rehabilitation Program, which involves the renovation and expansion of the 106 kindergartens, primary, secondary and high schools throughout the city.

Transportation

Project Name:

Dubai International Airport

Location:

Dubai, UAE

Client:

Dubai Department of Civil Aviation

Service:

Claims Analysis

Project Value:

$4,100,000,000

The DCA is engaged in an expansion program to accommodate the increases of passenger flows and airlines traffic at Dubai International Airport over the next fifteen years.  The expansion program includes construction and renovations on Terminal 3, Concourses 2 and 3, Cargo mega-terminal, the
Dubai Flower Center and a major upgrade of the existing Terminal 2.  Dubai
International Airport is one of the Middle East’s busiest and fastest-growing airports.  Hill is providing claims management services throughout the multi-
billion dollar expansion

Project Name:

Illinois Tollway

Location:

Downers Grove, IL

Client:

Illinois State Toll Highway Authority

Service:

Project Management Oversight

Project Value:

$5,360,000,000

Hill is providing Program Oversight Monitor services in connection with the
Illinois Tollway’s Long Range Plan (LRP), a 10-year, $5.3 billion capital plan intended to relieve congestion on the Tollway system without raising tolls for regular users, and without using state or federal funds.  Some major elements of the LRP include converting all toll plazas to open road plazas, rebuilding and repairing all 274 miles of existing roads and bridges throughout the 12-
county system and upgrading all Tollway plazas.

Transportation

Project Name:

Driscoll Bridge

Location:

Perth Amboy, NJ, USA

Client:

New Jersey Highway Authority

Service:

Construction Management,

Project Labor Agreements

Project Value:

$150,000,000

Hill conducted a labor and cost analysis and also prepared a report concerning the feasibility and appropriateness of utilizing Project Labor
Agreement (PLA).  Hill was selected primarily because of its experience and participation in similar studies with negotiations, drafting, execution, administration and legal defense involving more than 20 public capital construction project involving  utilization of PLAs.
Hill is now performing construction management and inspection services for the duration of the project.

Project Name:

Philadelphia International Airport

Location:

Philadelphia, PA, USA

Client:

City of Philadelphia, Division of Aviation

Service:

Program Management

Project Value:

$1,500,000,000

Hill was retained for a multi-year project assignment to help implement a major capital improvement program.  The program was designed to bring the airport’s landside and airside facilities in line with projected air passenger and aircraft demand.

Courthouses & Criminal Justice Facilities

Project Name:

Putnam County Courthouse

Location:

Carmel, NY, USA

Client:

Putnam County

Service:

Construction Management

Project Value:

$27,800,000

Hill was chosen to be the construction manager during design and construction of the new Putnam County Courthouse in Carmel, New
York.  The 60-square-foot courthouse is expected to cost approxi-mately
$28 million.  The new courthouse will be part of a newly created Putnam
County Government Campus Green that will include the county executive building, the original historic 1814 courthouse, and the Burchetta
Building, which houses the county’s law department.

Project Name:

Philadelphia International Airport

Location:

Philadelphia, PA, USA

Client:

City of Philadelphia, Division of Aviation

Service:

Program Management

Project Value:

$1,500,000,000

Hill is a member of the team led by Volmar Construction, Inc., providing
CM-at-risk services during and $80 million modernization of this federal courthouse building.  Hill’s services include project management, project controls estimating and contact administration.

Libraries & Museums

Project Name:

National Constitution Center

Location:

Philadelphia, PA, USA

Client:

National Constitutional Center

Service:

Project Management

Project Value:

$185,000,000

Hill Provided comprehensive project management services for
construction of the National Constitution Center (NCC).  The NCC is
being built on Independence Mall in Philadelphia, birthplace of the
Constitution.  Chartered by Congress as a nonpartisan, nonprofit organization, the NCC was founded to engage all Americans in the U.S.
Constitution, its history and its relevance to our daily lives.

Project Name:

National Library of Latvia

Location:

Riga, Latvia

Client:

Republic of Latvia

Service:

Project Management

Project Value:

$135,000,000

Hill was chosen as the design and construction manager for this landmark facility.  Hill, as project manager, assisted the Library Director and his staff in managing and overseeing all aspects of the planning, design and construction, including its schedule and budget.

Government Office Buildings

Project Name:

ID/IQ Task Order Contract

Location:

Baltimore, MD

Client:

U.S. Army Corps of Engineers

Service:

Construction Management

Project Value:

N/A

For more than 15 years, Hill has provided construction management support services to the U.S. Army Corps or Engineers, Baltimore District.  One of the most complex projects involved the Phase 1 Renovation of the Pentagon.  The $125 million Phase 1 included the renovation of 450,000 square feet of occupied space in the Pentagon.  It was the first phase of a $1.2 billion total renovation effort.  The project required replacement of the structural, mechanical and electrical systems, and build-out of the space.

Project Name:

ID/IQ Task Order Contract

Location:

Washington, DC

Client:

U.S. Department of Defense, Other Defense

Agencies, Washington Headquarters Service

Service:

Construction Management

Project Value:

N/A

Hill is providing construction  management services to the Real Estate & Facilities
Directorate of the Washington Headquarters Services on repairs, renovations, new construction and alterations to facilities and utility infrastructure projects for the Department of Defense of Defense.  Hill’s scope of services includes planning, estimating, scheduling, requirements, gathering, program management support and construction project management

Government Office Buildings

Project Name:

ID/IQ Task Order Contract

Location:

Various

Client:

U.S. General Services Administration

Service:

Construction Management

Project Value:

N/A

Hill is providing nationwide construction management services for a program that includes all 11 GSA Regional Offices and the GSA Central Office.  GSA has a
continuing program that involves a wide variety of design and construction and construction projects nationwide.  This program involves both new construction projects and renovations of existing buildings.  The building types include federal office buildings, federal courthouses, border stations, laboratories, warehouses, and other types of real property.

Project Name:

Sheikh Zayed Bin Sultan Al Nahyan Grand Mosque

Location:

Abu Dhabi, UAE

Client:

Abu Dhabi Public Works Department

Service:

Project Management

Project Value:

$550,000,000

Hill is managing the major redesign and restructuring of the Sheikh Zayed Bin
Sultan Al Nahyan Grand Mosque project on an accelerated basis.  The white marble clad mosque, upon completion the third largest mosque in the world, with a main prayer hall capacity of 7,000 worshipers, two other payer halls with a capacity of
1,500 administration offices, reception and control rooms and parking facilities was under a directive to cut costs by 50 percent.

Religious Facilities

Hospitals & Healthcare Facilities

Project Name:

Hamad Medical City

Location:

Doha, Qatar

Client:

Qatar Ministry of Public Health

Service:

Project Management

Project Value:

$600,000,000

Hill is managing the design and construction of the largest comprehensive medical facility in the Middle East.  It incorporates three specialized hospitals including a 320-bed hospital for children, a 220-bed hospital for bone diseases, a 350-bed hospital for medical rehabilitation, an addition to a dialysis unit, a minor surgery unit and a 300-bed nursing home for the aged.  The complex will also include the headquarters building of the Qatar ministry of Public Health, 16 apartment blocks for the accommodation of nurses and social and sports club for the staff of the medical center.

Project Name:

Nationwide Biocontainment Facilities Program

Location:

Various

Client:

National Institute of Allergy & Infections Diseases

(NIAID)

Service:

Program Management

Project Value:

$700,000,000

Hill is providing quality management services in connection with the planning, design and construction of state-of-the-art biocontainment research facilities.
This program is an effort by NIAID to further the United States’ capabilities to defend against bioterrorism and emerging infections diseases.